FEDERAL DEPOSIT INSURANCE CORPORATION

WASHINGTON, D.C.

WASHINGTON DEPARTMENT OF FINANCIAL INSTITUTIONS

OLYMPIA, WASHINGTON

In the Matter of FRONTIER BANK EVERETT, WASHINGTON (INSURED STATE NONMEMBER BANK)	) ) ) ) ) ) ) ) ) )	STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST Docket FDIC-09-080b

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST ("CONSENT AGREEMENT") by the Federal Deposit Insurance Corporation ("FDIC") and the Washington Department of Financial Institutions (“DFI”), it is hereby stipulated and agreed by and between a representative of the Legal Division of FDIC, a representative of the DFI, and Frontier Bank, Everett, Washington ("Bank"), as follows:

1.           The Bank has been advised of its right to receive a NOTICE OF CHARGES AND OF HEARING (“NOTICE”) detailing the unsafe or unsound banking practices and violations of law alleged to have been committed by the Bank and of its right to a public hearing on the alleged charges under section 8(b)(1) of the Federal Deposit Insurance Act ("Act"), 12 U.S.C. § 1818(b)(1), and § 30.04.450 of the Revised Code of Washington (“RCW”), and has waived those rights.

2.           The Bank, solely for the purpose of this proceeding and without admitting or denying any of the alleged charges of unsafe or unsound banking practices and any violations of law, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST ("ORDER") by the FDIC and the DFI.  The Bank further stipulates and agrees that such ORDER will be deemed to be an order which has become final under the Act and the RCW, and that said ORDER shall become effective upon its issuance by the FDIC and the DFI, and fully enforceable by the FDIC and the DFI pursuant to the provisions of the Act and the RCW.

3.           In the event the FDIC and the DFI accepts the CONSENT AGREEMENT and issues the ORDER, it is agreed that no action to enforce said ORDER in the United States District Court will be taken by the FDIC, and no action to enforce said ORDER in State Superior Court will be taken by the DFI, unless the Bank or any institution-affiliated party, as such term is defined in section 3(u) of the Act, 12 U.S.C. § 1813(u), has violated or is about to violate any provision of the ORDER.

4.           The Bank hereby waives:

(a)           The receipt of a NOTICE;

(b)           All defenses in this proceeding;

(c)           A public hearing for the purpose of taking evidence on such alleged charges;

(d)           The filing of Proposed Findings of Fact and Conclusions of Law;

(e)           A recommended decision of an Administrative Law Judge; and

(f)           Exceptions and briefs with respect to such recommended decision.

Dated:

FEDERAL DEPOSIT INSURANCE CORPORATION, LEGAL	FRONTIER BANK
DIVISION	EVERETT, WASHINGTON
BY:	BY:

Sandra A. Quigley	Michael J. Clementz
Counsel

WASHINGTON DEPARTMENT OF FINANCIAL	David M. Cuthill
INSTITUTIONS
BY:
Lucy DeYoung

Brad Williamson
Director	John J. Dickson
Division of Banks

Patrick M. Fahey

Edward H. Hansen

Edward C. Rubatino

Darrell Storkson

Mark O. Zenger

Comprising the Board of Directors of Frontier Bank, Everett, Washington